Exhibit 99.1

Holder: Please be sure to fax your executed signature page and your Annex A to Jason Weiss at Terrapin Partners Venture Partnership at (212) 710-4105.

THE CONTINGENT VALUE RIGHTS EVIDENCED BY THIS CONTINGENT VALUE RIGHTS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL OR OTHER DOCUMENTATION REASONABLY SATISFACTORY TO THE GRANTORS AND THE COMPANY CONFIRMING THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

CONTINGENT VALUE RIGHTS AGREEMENT

THIS CONTINGENT VALUE RIGHTS AGREEMENT (the “Agreement”) is dated as of February       , 2008 (the “Grant Date”) and is by and among Terrapin Partners Venture Partnership, a California general partnership (“Terrapin”), Boise Cascade, L.L.C., a Delaware limited liability company (“Boise Cascade” and, together with Terrapin, each, a “Grantor”, and collectively, the “Grantors”), Aldabra 2 Acquisition Corp., a Delaware Corporation (the “Company”) and the party named as the Holder on the signature page hereto (the “Holder”).  The Grantors, the Company and the Holder are sometimes individually referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Grantors wish to grant, and the Holder wishes to receive, certain contingent value rights to receive payments in cash or in shares (“Shares”) of the common stock, par value $.0001 per share (the “Common Stock”), of the Company; and

WHEREAS, the rights described in the immediately foregoing whereas clause are sometimes referred to herein individually as a “CVR” and collectively as “CVRs”; and

WHEREAS, in exchange for the CVRs, the Holder is agreeing to vote in favor of certain proposals recommended by the management of the Company for approval at the special meeting of stockholders of the Company to be held on February 5, 2008 and any adjournment or postponement thereof (the “Special Meeting”);  and

WHEREAS, the Company, which will benefit from the foregoing actions, wishes to undertake to register Shares which may be transferred to the Holders pursuant to the CVRs for public resale; and

WHEREAS, the Parties desire to enter into this Agreement to set forth the terms and conditions of the foregoing;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                                       Grant of CVRs. Subject to and upon the terms and conditions set forth in this Agreement, the Grantors hereby grant to the Holder, as of the Grant Date, the contingent value rights described in Section 2 below associated with the number of shares of Common Stock set forth beneath the Holder’s signature hereto (the “Base Shares”) held by the Holder in the amount of one (1) CVR for each Base Share.

2.                                       Settlement of CVRs.

(a)                                  For purposes of this Agreement:

(i)                                     “Anniversary Price” means the arithmetical average of the volume weighted average trading price (VWAP) of the Common Stock as reported by Bloomberg Professional Service (“Bloomberg”) for the period beginning 9:30 a.m., New York City time and ending at 4:00 p.m., New York City time for the 30 trading days prior to February 5, 2009.

(ii)                                  “Target Price” means $10.50 per Share.

(iii)                               “CVR Amount” means the lesser of (x) the amount, if any, by which the Target Price exceeds the Anniversary Price and (y) $1.00.

(b)                                 In order to receive a settlement of the CVRs, the Holder shall, neither earlier than February 6, 2009 nor later than February 15, 2009, give written notice to the Grantors requesting such settlement (a “Settlement Notice”).  Such Settlement Notice shall also include the Holder’s certification that the Holder has complied with Sections 7 and 8 of this Agreement, information on where the CVR Payment (as defined in Section 2(c) below) is to be delivered and, to the extent that a Grantor is, in accordance with Section 2(c) below, paying the CVR Payment with Shares, representations and warranties (to be true and correct as of such date and as of the date of transfer) in favor of such Grantor(s), that such Holder is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), that such Shares are being acquired for such Holder’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and that such Holder has reviewed the public securities law filings of the Company and had in its possession all information requested by such Holder with respect to the Shares.  Subject to adjustment as provided herein, within ten (10) days after receipt of a Settlement Notice delivered in accordance with the first sentence of this Section 2(b), the Grantors shall, in accordance with Section 2(c), pay or transfer (the “CVR Payment”) to the Holder an amount determined by multiplying (x) the number of CVRs held by such Holder by (y) the CVR Amount.  No CVR Payment shall be made if the Anniversary Price equals or exceeds the Target Price.

(c)                                  The CVR Payment, if any, shall be paid by each Grantor, in its sole discretion, in cash, shares of Common Stock or a combination of cash and Shares.  The Grantors shall be jointly and severally liable to the Holder for the CVR Payment, but as between the Grantors, each Grantor shall be individually liable for 50% of the CVR Payment.  If the obligation to make the CVR Payment is satisfied by the Grantors collectively, the obligation of each Grantor to make the CVR Payment shall be satisfied. Each Grantor shall pay its portion of the CVR Payment in Shares unless, prior to commencement of the 30 trading day period for calculating the Anniversary Price, such Grantor publicly announces or give notices to the Holder that it is electing to pay its portion of the CVR Payment in cash or a combination of cash and Shares.  To the extent Boise Cascade elects to satisfy any portion of the CVR Payment for which it is responsible in Shares and such Shares have been distributed to Madison Dearborn Capital Partners IV, L.P. or any of its other affiliates such that Boise Cascade is unable to satisfy its obligations hereunder, Boise Cascade shall arrange for such affiliates to transfer such Shares to the Holder.  For purposes of determining the number of Shares which are to be transferred to the Holder upon settlement of CVRs in whole or in part with Shares, the value of each share of Common Stock shall equal the higher of the Anniversary Price or $9.00.  Each Grantor (or, in the case of Boise Cascade, its affiliates) shall retain such number of Shares as are necessary to make CVR Payment in full.

(d)                                 The CVRs shall not be represented by separate certificates, but shall be contract rights hereunder evidenced by a book-entry system maintained by the Grantors or any agent appointed by them.

3.                                       Certain Adjustments.  In the event of any extraordinary dividend or any change in the outstanding shares of capital stock or the capital structure of the Company by reason of any stock dividend, stock split or reverse stock split, exchange of shares, recapitalization or reclassification of its capital stock, or any similar change affecting the Company’s outstanding shares of capital stock or capital structure, or any merger, consolidation or other business combination involving the Company, the Grantors shall make appropriate and equitable adjustments to, without duplication, the Anniversary Price, the Target Price and the CVR Amount, the number and kind of shares or other property (including cash) to be issued upon settlement of an outstanding CVR, and the number of Base Shares (and CVRs associated therewith).

4.                                       Registration.  The Company shall use its reasonable best efforts to cause a registration statement registering the resale of the maximum number of Shares which may constitute the CVR Payment under the Securities Act to become effective on or before February 27, 2009 and remain effective for a period of at least one year.  The Parties acknowledge and agree that except as set forth in the preceding sentence, neither the Grantors nor the Company have any obligation to register the resale of the CVRs or any Shares transferred to the Holder as part of the CVR Payment.

5.                                       Compliance with Securities Laws.

(a)                                  The Holder represents and warrants that the Holder is acquiring the CVRs for the Holder’s own account and for the purpose of investment and not with a view to the sale or distribution thereof.  The Holder understands that the CVRs and the shares of Common Stock that may be issued upon settlement of the CVRs will not have been registered under the Securities Act or any state securities laws and that the CVRs and the shares of Common Stock which may be transferred to the Holder upon settlement of the CVRs must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or are exempt from registration as provided herein.

(b)                                 The Holder represents, covenants, and agrees that the Holder will not assign its rights hereunder or sell or otherwise dispose of the CVRs or of any Shares transferred upon settlement of the CVRs in the absence of (i) registration under the Securities Act and applicable state securities laws or (ii) a written opinion of counsel or other documentation reasonably satisfactory to the Grantors and the Company confirming that no registration is required for such assignment and disposition. The certificates representing the shares of Common Stock transferred upon settlement of the CVRs shall have stamped or imprinted thereon or affixed thereto a legend to the following effect:

The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities laws and may not be transferred except pursuant to an effective registration statement or in accordance with a written opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer is exempt from registration under applicable federal and state securities laws.

6.                                       Additional Representations, Warranties, and Covenants of the Holder.  The Holder represents and warrants to the Grantors that (a) the Holder is the beneficial owner of the Base Shares; (b) the Holder has the sole and exclusive right to direct the voting of the Base Shares and all other Shares beneficially owned by such Holder at the Special Meeting; and (c) set forth in Annex A hereto are true and correct copies of documentation confirming the matters set forth in the preceding clauses (a) and (b).  The Holder shall further cause the custodian of the Holder’s Shares (i) to cooperate with any request by the Grantors for proof of the Holder’s fulfillment of its obligations under Section 7 hereof and (ii) to release the name of such Holder to the Grantors if such Holder is an objecting beneficial owner (OBO).

7.                                       Voting Agreements.  The Holder will cause (a) each Share of which the Holder is the beneficial owner and (b) each other Share of which such Holder has the right to direct the voting to be voted in favor of each proposal set forth in the definitive proxy statement of the Company filed with the Securities and Exchange Commission on January 23, 2008, as the same may be amended or supplemented from time to time, or otherwise as Nathan Leight or Jason Weiss may direct on behalf of the Company in writing.   The Holder further agrees not to exercise any conversion rights in respect of such Shares and hereby revokes any such exercise previously made.  The Holder need not retain ownership of the Base Shares following the execution hereof so long as the Holder retains the power to vote the Base Shares at the Special Meeting.

8.                                       Prohibition on Certain Transactions.  The Holder and each direct or indirect assignee under this Agreement, on behalf of itself and its affiliates, successors and assigns, agrees that it will not, at any time in the 30 trading day period prior to February 5, 2009, directly or indirectly, offer to “short sell”, contract to “short sell” or otherwise “short sell” or encourage others to “short sell” any securities of the Company, including, without limitation, Shares.  For purposes of this Agreement, “short selling” shall include any sale, any trade in any option or other derivative security, any hedging transaction relating to the securities of the Company or any other transaction, in each case intended to affect the price of the Common Stock.  The Holder represents and warrants to the Grantors, and it shall be a condition to any transfer hereunder that each direct or indirect transferee represent and warrant to the Company that as of the time of the transfer, neither it nor any of its affiliates holds or is a party to any option, security, instrument or agreement that would violate the provisions of this Section if acquired after the time it becomes a party to this Agreement.  Without limiting the remedies of the Grantors as a result of any breach, if the Holder breaches the restrictions of this Section on short selling, the Holder will forfeit and relinquish to the Company without compensation one CVR for each Share that such Holder short sells in breach of this Section.

9.                                       Cancellation of CVRs.  If prior to February 5, 2009, the closing price of the Shares as reported on Bloomberg is $10.50 or greater for (a) any 20 days of any period of 30 consecutive trading days or (b) 10 consecutive trading days, then the CVRs shall automatically be cancelled and be of no force or effect, and the Grantors shall have no obligations hereunder or otherwise in respect of the CVRs.

10.                                 Conditions Precedent to Obligations of the Grantors and the Company; Termination.

(a)                                  In no event shall any Grantor or the Company have any obligations under Sections 2, 3, or 4 of this Agreement (including, without limitation, any obligation to pay the CVR Payment) unless the transactions contemplated by that certain Purchase and Sale Agreement, dated as of September 7, 2007, by and among Boise Cascade, Boise Paper Holdings, L.L.C., Boise White Paper, L.L.C., Boise Packaging & Newsprint, L.L.C., Boise Cascade Transportation Holdings Corp., the Company and Aldabra Sub L.L.C. (as the same has been and may be amended from time to time, the “Purchase Agreement”) are closed substantially on the terms set forth in that certain definitive proxy statement of the Company, dated as of January 23, 2008 (the date of the closing of such transactions being the “Closing Date”).

(b)                                 All rights and obligations of the Parties shall automatically and without further action on the part of any Party be terminated without further liability to the Parties if the Purchase Agreement is terminated in accordance with its terms; except that no such termination shall release any Party from liability for breach of this Agreement arising prior to such termination.

11.                                 Specific Performance.  The Holder agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Grantors shall be entitled, without the posting of any bond, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.    Without limiting any other remedies to which Grantors may be entitled at law or in equity, the Holder agrees that if the Holder breaches any of its representations, warranties, or obligations under Sections 5, 6, 7 or 8 hereof, the Grantors shall have no obligation to deliver the CVR Payment to the Holder or any transferee thereof.

12.                                 Notices. Any notice or other document required or permitted to be given or delivered to any Party shall be delivered by hand or by reputable express courier or sent by facsimile (with confirmation of delivery generated contemporaneously by the sending machine) to the address or facsimile number for such Party appearing on the signature page hereto and shall be deemed given when received.  Each Party may update its notice information by sending notice thereof to the other Parties in accordance with this Section.

13.                                 No Rights as Stockholder. A Holder shall not be deemed to be the holder of, or to have any of the rights of a holder of Common Stock with respect to, any Shares transferable upon settlement of the CVRs until such Shares, if any, are actually transferred.

14.                                 Taxes.  The Holder shall be responsible for all taxes arising out of or relating to the grant, ownership or settlement of any CVRs other than any taxes imposed on the income of any Grantor.

15.                                 Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, except by a writing signed by the Party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

16.                                 Further Assurances. The Parties hereby agree from time to time to execute and deliver such other documents and take such other actions which may be convenient or necessary to effectively and completely carry out the intentions of this Agreement.

17.                                 Binding Effect. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

18.                                 Governing Law; Jurisdiction; Venue. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of laws.  Any action arising out of or relating to this Agreement shall be brought exclusively in the state or Federal courts sitting in New York, New York.  Each Party hereby submits to the jurisdiction of such courts and waives any claim that such action has been brought in an inconvenient forum.

19.                                 WAIVER OF JURY TRIAL.  Each Party hereby irrevocably waives the right to trial by jury in connection with any action arising out of or relating to this Agreement.

20.                                 Assignment.  The Holder may transfer CVRs to one or more third parties in transactions meeting the requirements of Section 5(b) hereof, provided that each such transfer shall be for a number of CVRs equal to the greater of (a) 50,000 CVRs and (b) 20% of the number of Base Shares originally held by the original Holder hereunder, except that if the original Holder at any time holds fewer than 50,000 CVRs, such original Holder (or any successor Holder) may transfer all such CVRs to a single third party.  The Holder shall give prompt notice to the Grantors of any transfer of the Holder’s CVRs, which notice shall include copies of the operative transfer documents signed by the transferor and transferee and notarized.  Upon any assignment and transfer of any CVRs in accordance with the terms of this Agreement, the transferee shall be the “Holder” of such transferred CVRs for purposes of this Agreement, and shall have all of the rights and obligations of the Holder hereunder in respect of such CVRs, and the transferor shall have no further rights or obligations with respect to such transferred CVRs; provided that no such transfer shall release a Holder from liability for breach of this Agreement arising prior to the effectiveness of such transfer.  The CVRs may be transferred separately from the Base Shares.  Except as provided above in this Section, the Holder may not assign its rights under this Agreement, in whole or in part, or transfer the CVRs associated herewith without the prior written consent of the Grantors, and any assignment or transfer in violation hereof shall be void and of no effect.

21.                                 Entire Agreement. This Agreement represents the entire understanding and agreement among the Parties with respect to the subject matter hereof, and supersedes all other prior or contemporaneous negotiations, understandings and representations (if any) made by or among the Parties.

22.                                 Counterparts; Execution by Facsimile.  This Agreement may be executed in two or more counterparts, all of which taken together shall constitute a single agreement.  Any Party may deliver an executed counterpart of this Agreement by facsimile or other electronic transmission (e.g., whether transmitted by telecopier or by PDF or similar image file transmitted via e-mail), and any facsimile or electronically transmitted signature page shall be effective as if it were an original.

(The remainder of this page has intentionally been left blank.)

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed as of the day first set forth above.

GRANTORS:

TERRAPIN PARTNERS VENTURE PARTNERSHIP	BOISE CASCADE, L.L.C.

By:	By:
Name:	Name:
Title:	Title:

Address for Notices: c/o Terrapin Partners LLC 540 Madison Ave, 17th Floor New York, NY 10022 Attn.: Jason Weiss Facsimile No.: (212) 710-4105	Address for Notices: 1111 W. Jefferson Boise, ID 83728 Attn.: General Counsel Facsimile No.: (208) 384-7945

COMPANY:	HOLDER :

ALDABRA 2 ACQUISITION CORP.	Printed Name of Holder:

By:
Name:
Title:	Signature of Holder:

Address for Notices:
By:
c/o Terrapin Partners LLC	Name:
540 Madison Ave, 17th Floor	Title:
New York, NY 10022
Attn.: Jason Weiss	Number of Base Shares:

Facsimile No.: (212) 710-4105	Address for Notices:

Facsimile No.:

Annex A

Documentary Proof of Additional Representations and Warranties of the Holder

(Holder to attach per Section 6 of the Agreement)